Rule 497(e)

Registration Nos. 333-178767 and 811-22652

FIRST TRUST VARIABLE INSURANCE TRUST
(the “Trust”)
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
(each a “Fund” and collectively, the “Funds”)
SUPPLEMENT TO THE PROSPECTUS DATED MAY 2, 2016
DATED JUNE 17, 2016
Notwithstanding anything to the contrary in the Funds’ Prospectus, the section in the Funds’ Prospectus entitled “Additional Risks of Investing in the Funds-MLP Tax Risk” is replaced in its entirety with the following:
“MLP TAX RISK. With respect to First Trust Multi Income Allocation Portfolio, the Fund’s ability to meet its investment objectives depends, in part, on the level of taxable income and distributions it receives from the MLP and MLP-related entities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is dependent on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to its units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income if paid out of the earnings of the MLP. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the shares of a Fund.”
PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE